Bank Owned Life Insurance	12 Months Ended
Dec. 31, 2022
Investments, All Other Investments [Abstract]
Bank Owned Life Insurance	BOLI provides key person life insurance on certain officers of the Company. The cash value of the life insurance policies is recorded as a separate line item in the accompanying balance sheets at $27.3 million and $26.7 million at December 31, 2022 and 2021, respectively. The earnings portion of the insurance policies grows tax deferred and helps offset the cost of the Company’s benefits programs. The Company recorded earnings of $608,000 and $635,000 for the growth in the cash surrender value of life insurance during the years ended December 31, 2022 and 2021, respectively. The Company received no death benefits during the years ended December 31, 2022 and 2021.